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                      OMNIBUS ACKNOWLEDGEMENT AND AGREEMENT

         This agreement (this "Agreement") is entered into as of December __, 2000 by and among Plato, Inc. (f/k/a The Roach Organization, Inc.), a Delaware corporation ("Plato"), Plato Learning (Canada), Inc. (f/k/a TRO Learning (Canada), Inc.), a Canadian corporation ("Plato Canada"), CyberEd, Inc., a Nevada corporation ("CyberEd", and together with Plato and Plato Canada each individually a "Borrower" and collectively the "Borrowers"), Plato Learning, Inc. (f/k/a TRO Learning, Inc.), a Delaware corporation ("Guarantor"), First Source Financial LLP, an Illinois limited liability partnership, both individually ("FSF") and as lender ("Lender") (this and all other capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement described below) and General Electric Capital Corporation, a New York corporation ("GE Capital").

                                    RECITALS

         WHEREAS, the Borrowers and FSF have entered into a Secured Credit Agreement dated as of February 26, 1999 (as heretofore or hereafter amended, modified, supplemented or restated, the "Credit Agreement") and the Guarantor has executed a Guaranty dated as of February 26, 1999 (the "Guaranty") and a Negative Pledge Agreement dated as of February 26, 1999 (the "Negative Pledge Agreement") pursuant to which the Guarantor guaranteed the indebtedness under the Credit Agreement and agreed not to grant any Encumbrance to any person with respect to the outstanding capital stock of Plato,

         WHEREAS, FSF has assigned 100% of its interest as Lender to GE Capital pursuant to an Assignment and Assumption Agreement dated as of December __, 2000 and GE Capital is now the Lender under the Credit Agreement and the parties hereto desire to amend the Credit Agreement and the Related Documents accordingly.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:


         1. Reference to the Credit Agreement and Related Documents. The parties hereto acknowledge and agree that any references to "First Source Financial LLP" or "Lender" in the Credit Agreement and any of the other Related Documents and all other agreements, documents or instruments previously, or hereafter executed and delivered pursuant to the terms thereof shall mean a reference to GE Capital individually or GE Capital, as lender, as applicable. The Borrowers and the Guarantor agree to execute all documents GE Capital reasonably believes are desirable to evidence its appointment as the successor Lender.

         2. Waiver and Amendment of Amendment, Joinder and Assumption Agreement.
               (a) Subject to the satisfaction of the terms and conditions of
         Schedule 3 ("Schedule 3") to Amendment, Joinder and Assumption Agreement dated as of July 21, 2000 (the "Amendment"), as amended by
         Section 2(b) hereof, Lender hereby waives any Default or Event of Default that may exist on the date hereof due to the inability of Borrowers to deliver the items listed in paragraphs 1, 2 and 3 of
         Schedule 3.


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              (b) Paragraphs 1, 2 and 3 of Schedule 3 are hereby amended and restated to read as follows:

               1. On or before February 15, 2001, a Landlord's Consent with respect to the leased premesis of CyberEd located in Chico, California.

               2. On or before January 15, 2001, an Agreement (Trademark) and an Agreement (Copyright) executed by CyberEd in favor of Lender covering all registered trademarks and all copyrights or interests in copyrights owned by CyberEd in each case in form and substance satisfactory to Lender. On or before January 15, 2001, evidence of the filing of applications for registration with respect to all unregistered trademarks and unregistered copyrights owned by CyberEd. Within thirty (30) days after the receipt by CyberEd of registration information with respect to the unregistered Intellectual Property referenced in the preceding sentence, such amendments to the agreements referenced in the first sentence of this paragraph as are necessary to enable Lender to perfect its interest in said Intellectual Property.

               3. On or before February 15, 2001, such depositary and other similar tri-party account agreements and such other cash management documentation with respect to (a) CyberEd and (b) Plato's Toronto Dominion bank account, in each case in form and substance satisfactory to Lender.

               (c) Except as specifically modified, all of the terms, conditions and covenants of the Amendment shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

         3. Reaffirmation. The Guarantor hereby reaffirms all of its obligations under the Guaranty and the Negative Pledge Agreement

         4. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of FSF and GE Capital and shall be binding upon the successors and assigns of the Borrowers and the Guarantor.

         5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

         6. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

         7. Applicable Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Illinois.

                            [signature page follows]

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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                        PLATO, INC. (f/k/a THE ROACH
                                        ORGANIZATION, INC.)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PLATO LEARNING (CANADA), INC.
                                        (f/k/a TRO LEARNING (CANADA), INC.)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CYBERED, INC.
                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PLATO LEARNING, INC. (f/k/a TRO
                                        LEARNING, INC.)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page to
                      Omnibus Acknowledgement and Agreement

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first written above.


                                  FIRST SOURCE FINANCIAL LLP

                                  By First Source Financial, Inc.
                                  Its Manager

                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------















                                Signature Page to
                      Omnibus Acknowledgement and Agreement



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first written above.


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION

                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------
















                                Signature Page to
                      Omnibus Acknowledgement and Agreement